UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

Deutsche Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2014

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2014

Annual Report

to Shareholders

Deutsche Short Duration Fund

(formerly DWS Short Duration Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
11 Performance Summary
14 Investment Portfolio
32 Statement of Assets and Liabilities
34 Statement of Operations
35 Statement of Changes in Net Assets
36 Financial Highlights
42 Notes to Financial Statements
60 Report of Independent Registered Public Accounting Firm
61 Information About Your Fund's Expenses
63 Tax Information
64 Advisory Agreement Board Considerations and Fee Evaluation
69 Board Members and Officers
74 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Deutsche Short Duration Fund produced a total return of 1.45% for the 12 months ended September 30, 2014. The fund’s benchmark, the Barclays 1–3 Year Government/Credit Index, produced a total return of 0.77% for the same period.

"For the most part, credit sentiment remained sanguine, as the consensus was that the economy would rebound after the winter lull."

Entering the period, markets continued to digest the implications of an inevitable tapering of U.S. Federal Reserve Board (the Fed) bond purchases under its quantitative easing program. Interest rates nonetheless drifted lower initially as uncertainty surrounding the U.S. budget process weighed on economic sentiment. As 2013 drew to a close, positive economic data and optimism over budget talks led rates to trend upward, and the consensus entering the new year was that the risks were mostly on the upside with respect to the direction of interest rates.

However, rates would in fact drift downward in early 2014 as slowing data coming from China raised concerns over the impact on emerging markets. Rates would subsequently trade within a fairly narrow band for some period as markets attempted to evaluate the extent to which the harsh winter explained a softening in U.S. economic data and kept a wary eye on developments in Ukraine. For the most part, credit sentiment remained sanguine, as the consensus was that the economy would rebound after the winter lull, and indications from the Fed were that it was in no rush to raise short-term rates subsequent to ending its purchases of longer-term bonds.

As the period progressed, there was ongoing volatility largely related to geopolitical concerns around Ukraine and Israel. The Fed continued to backstop conditions by emphasizing employment-related considerations over any need to curtail inflation risk. The latter part of the period saw increasing fears of deflation globally, in particular with respect to Europe, but also Japan. Credit-oriented sectors, which had led performance for much of the period, saw prices soften in view of already tight spreads and as corporate issuance in the current very favorable rate environment reached something of a saturation point.

About Spread Sectors
Spread sectors are areas of the bond market that trade at a yield advantage, or spread, relative to U.S. Treasuries. These include more highly rated sectors such as investment-grade corporate bonds and mortgage-backed securities, as well as more speculative sectors including high-yield corporate bonds and emerging-markets debt. All of these sectors are to varying degrees sensitive to investors’ tolerance of credit risk. Yield spreads offered in these areas typically narrow (and prices rise) as the economic outlook improves and investors become more confident that they will receive promised payments of principal and interest. Conversely, as the outlook weakens, spread sectors may underperform.

U.S. Treasury yields ended the period somewhat higher on short maturities while declining farther out along the yield curve. Specifically, the two-year yield went from 0.33% to 0.58%, the five-year from 1.39% to 1.78%, the 10-year from 2.64% to 2.52% and the 30-year from 3.69% to 3.21%. For the 12 months ended September 30, 2014, credit spreads — the incremental yield offered by lower-quality vs. higher-quality fixed-income instruments — generally narrowed as investors sought incremental yield in a low-rate environment and reacted to the prospect of extended monetary policy support for the economy.

Positive and Negative Contributors to Performance

In an environment of narrowing credit spreads, the principal contributor to the fund’s relative performance was our above-benchmark stance with respect to credit-oriented sectors. In this vein, we increased our out-of-benchmark allocation to emerging-markets debt over much of the period. Among emerging-markets bonds, we have been able to find investment-grade corporate credits that outperformed the overall sector while trading at much higher spreads than their U.S. counterparts. We also purchased Russia and Ukraine debt on weakness and benefited as tensions around the Crimean Peninsula abated. Elsewhere, we have had a substantial allocation to high-yield corporate bonds, which outperformed. We also added to the fund’s relative performance by holding a well-above- benchmark position in investment-grade corporate issues throughout the year, rotating through industry sectors as relative valuation opportunities were presented. While there were individual positions that lagged, there were no material factors detracting from performance relative to the benchmark for the period.

The fund also had significant exposure to securitized sectors including residential mortgage-backed (MBS), commercial mortgage-backed (CMBS), collateralized mortgage obligations (CMOs) and asset-backed securities (ABS). Within this group, performance was helped by the ABS and CMBS exposures, while the MBS sector lagged.

Outlook and Positioning

As of September 30, 2014, the bulk of the portfolio was allocated as follows: 30.4% to investment-grade corporate bonds, 20.1% to emerging- markets bonds, 16.0% to agency- and government-backed securities, and 21.4% total to residential mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). At period-end the fund’s overall duration was 0.9 years vs. 2.0 years for the Barclays 1–3 Year Government/Credit Index.

With the short end of the curve likely to be anchored for the immediate future, we have allowed overall duration to drift somewhat higher, while maintaining an overall emphasis on earning incremental income. While we agree with market concern over short rates rising next year as we approach the Fed's first hike, we are also cognizant of the possibility that, with concern building over possible deflation globally, we could see further rate declines. Despite a reasonably strong overall earnings backdrop, we are somewhat cautious with respect to investment-grade corporates given current valuations and increased use of debt by companies to finance acquisitions. We continue to look for opportunities to rotate into other sectors as relative valuations dictate. In this vein, we continue to see significant value within emerging markets, although we are monitoring developments concerning Iraq and Syria with the potential to impact oil prices, geopolitical stability and credit sentiment.

As always, we will continue to focus strongly on credit analysis, portfolio diversification and risk management, while seeking to maintain an attractive level of income for shareholders.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2002.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Head of Sector Fixed Income: New York.

— BIS, University of Minnesota.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

— Head of US Loan Portfolio Management, High Yield Strategies: New York.

— BA, State University of New York, Albany; MBA, Pace University.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Terms

The Barclays 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy government securities are purchased from the market, causing the price of the securities purchased to rise and the yield or interest rates on the securities purchased to fall. It also means having to pay lower interest rates on new bonds issued to replace existing bonds that have matured. With lower borrowing costs, the central banks hope consumers will be encouraged to spend more, thus helping the overall economy, and improving the balance sheets for the companies providing the goods and services on which consumers are spending their money.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Sovereign debt is debt that is issued by a national government.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Performance Summary September 30, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/14
Unadjusted for Sales Charge	1.45%	2.40%	3.22%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–1.34%	1.83%	2.93%
Barclays 1–3 Year Government/Credit Index†	0.77%	1.45%	2.85%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/14
Unadjusted for Sales Charge	0.70%	1.62%	2.27%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–2.27%	1.44%	2.27%
Barclays 1–3 Year Government/Credit Index†	0.77%	1.45%	2.85%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/14
Unadjusted for Sales Charge	0.69%	1.63%	2.47%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.69%	1.63%	2.47%
Barclays 1–3 Year Government/Credit Index†	0.77%	1.45%	2.85%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/14
No Sales Charges	1.82%	2.65%	3.40%
Barclays 1–3 Year Government/Credit Index†	0.77%	1.45%	2.85%
Institutional Class	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 9/30/14
No Sales Charges	1.82%	2.71%	2.86%
Barclays 1–3 Year Government/Credit Index†	0.77%	1.45%	2.10%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2014 are 0.87%, 1.77%, 1.62%, 0.69% and 0.60% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class B shares prior to its inception on April 23, 2007 are derived from the historical performance of the Investment Class shares of Deutsche Short Duration Fund (which was renamed Class S shares on October 23, 2006) during such periods and have been adjusted to reflect the higher total annual operating expenses of Class B. Any difference in expenses will affect performance.

Prior to November 17, 2004, the Fund had a different objective, strategies, fees and expenses. Consequently, the Fund's past performance prior to this time may have been different if the current strategy had been in place.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class commenced operations on August 27, 2008. The performance shown for the index is for the time period of August 31, 2008 through September 30, 2014, which is based on the performance period of the life of Institutional Class.

† Barclays 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
9/30/14	$9.09	$9.11	$9.08	$9.12	$9.10
9/30/13	$9.18	$9.20	$9.17	$9.20	$9.18
Distribution Information as of 9/30/14
Income Dividends, Twelve Months	$.22	$.15	$.15	$.25	$.25
September Income Dividend	$.0185	$.0129	$.0128	$.0204	$.0205
SEC 30-day Yield††	1.74%	1.04%	1.04%	2.04%	2.04%
Current Annualized Distribution Rate††	2.44%	1.70%	1.69%	2.68%	2.70%

†† The SEC yield is net investment income per share earned over the month ended September 30, 2014, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.64%, 0.91%, 1.94% and 1.97% for Class A, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.34%, 1.56%, 2.58% and 2.63% for Class A, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of September 30, 2014
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 49.3%
Consumer Discretionary 3.1%
21st Century Fox America, Inc., 7.6%, 10/11/2015		5,000,000	5,313,770
Ally Financial, Inc., 8.3%, 2/12/2015		1,000,000	1,020,000
Daimler Finance North America LLC, 144A, 2.375%, 8/1/2018		10,000,000	10,122,030
DISH DBS Corp.:
6.625%, 10/1/2014		909,000	909,000
7.125%, 2/1/2016		50,000	53,000
Ford Motor Credit Co., LLC, 8.0%, 12/15/2016		5,000,000	5,687,370
General Motors Co., 3.5%, 10/2/2018		380,000	386,175
General Motors Financial Co., Inc., 2.75%, 5/15/2016		25,000	25,188
Hyundai Capital America, 144A, 2.875%, 8/9/2018		7,301,000	7,478,758
Kia Motors Corp., 144A, 3.625%, 6/14/2016		3,000,000	3,113,952
L Brands, Inc., 6.9%, 7/15/2017		405,000	448,031
Lennar Corp., 4.125%, 12/1/2018		110,000	108,900
RCI Banque SA:
144A, 3.5%, 4/3/2018		9,000,000	9,314,793
144A, 4.6%, 4/12/2016		7,780,000	8,170,478
Viacom, Inc., 2.5%, 9/1/2018		2,800,000	2,835,190
Videotron Ltd., 9.125%, 4/15/2018		2,000	2,067
			54,988,702
Consumer Staples 0.8%
ConAgra Foods, Inc., 2.1%, 3/15/2018		503,000	503,469
Constellation Brands, Inc., 7.25%, 5/15/2017 (b)		850,000	945,625
JBS Finance II Ltd., 144A, 8.25%, 1/29/2018 (b)		2,500,000	2,606,250
Marfrig Holding Europe BV:
144A, 6.875%, 6/24/2019		1,000,000	973,000
144A, 8.375%, 5/9/2018 (b)		2,500,000	2,562,500
144A, 11.25%, 9/20/2021		960,000	1,094,400
Smithfield Foods, Inc., 7.75%, 7/1/2017		30,000	33,225
Tyson Foods, Inc., 2.65%, 8/15/2019		4,280,000	4,288,008
Wesfarmers Ltd., 144A, 1.874%, 3/20/2018		1,000,000	993,784
			14,000,261
Energy 6.1%
Afren PLC, 144A, 10.25%, 4/8/2019		1,000,000	1,070,000
Delek & Avner Tamar Bond Ltd., 144A, 3.839%, 2/30/2018		11,963,000	12,044,683
Empresa Nacional del Petroleo, 144A, 6.25%, 7/8/2019		3,000,000	3,378,846
Inkia Energy Ltd., 144A, 8.375%, 4/4/2021		5,000,000	5,482,500
KazMunayGas National Co. JSC, Series 2, 144A, 9.125%, 7/2/2018		10,000,000	11,700,000
Kinder Morgan Energy Partners LP, 2.65%, 2/1/2019		10,000,000	9,970,230
Kinder Morgan, Inc.:
7.0%, 6/15/2017		100,000	110,250
7.25%, 6/1/2018		35,000	39,769
Newfield Exploration Co., 7.125%, 5/15/2018		90,000	92,396
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		1,000,000	1,005,000
Odebrecht Drilling Norbe VIII/IX Ltd., 144A, 6.35%, 6/30/2021		8,750,000	9,003,750
ONEOK Partners LP, 3.2%, 9/15/2018		10,750,000	11,141,612
Pacific Rubiales Energy Corp.:
144A, 5.375%, 1/26/2019		2,000,000	2,030,000
144A, 7.25%, 12/12/2021		6,000,000	6,525,000
Petroleos de Venezuela SA, 144A, 8.5%, 11/2/2017		4,500,000	3,543,750
Plains Exploration & Production Co., 6.5%, 11/15/2020		4,875,000	5,338,710
QGOG Atlantic, 144A, 5.25%, 7/30/2018		3,640,800	3,777,330
QGOG Constellation SA, 144A, 6.25%, 11/9/2019		5,000,000	5,000,000
Ras Laffan Liquefied Natural Gas Co., Ltd. II, 144A, 5.298%, 9/30/2020		929,100	1,003,428
Rosneft Finance SA, Series 6, 144A, 7.875%, 3/13/2018		9,000,000	9,596,250
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		4,000,000	4,210,000
Whiting Petroleum Corp., 6.5%, 10/1/2018		45,000	46,519
Zhaikmunai LLP, 144A, 7.125%, 11/13/2019		2,000,000	2,095,000
			108,205,023
Financials 26.0%
Abbey National Treasury Services PLC, 3.05%, 8/23/2018		10,000,000	10,363,790
American International Group, Inc., Series G, 5.85%, 1/16/2018		2,500,000	2,812,308
American Tower Corp., (REIT), 3.4%, 2/15/2019		7,235,000	7,391,782
Asian Development Bank, 1.125%, 3/15/2017		7,000,000	7,026,873
Australia & New Zealand Banking Group Ltd., 144A, 1.0%, 10/6/2015		6,665,000	6,698,725
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		2,000,000	2,160,000
Banco do Nordeste do Brasil SA:
144A, 3.625%, 11/9/2015		3,650,000	3,721,175
144A, 4.375%, 5/3/2019 (b)		3,500,000	3,554,950
Banco Nacional de Costa Rica, 144A, 4.875%, 11/1/2018		3,000,000	3,022,500
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016		4,700,000	1,833,725
Bangkok Bank PCL, 144A, 3.3%, 10/3/2018 (b)		10,000,000	10,228,420
Bank of America Corp., 2.6%, 1/15/2019		10,000,000	9,980,520
Bank of Baroda, 144A, 4.875%, 7/23/2019		10,000,000	10,535,910
Bank of India, 144A, 3.625%, 9/21/2018		3,000,000	3,050,340
Bank of Nova Scotia, 144A, 1.95%, 1/30/2017		10,570,000	10,777,436
Banque Federative du Credit Mutuel SA, 144A, 2.75%, 1/22/2019 (b)		11,000,000	11,125,895
BBVA Bancomer SA, 144A, 6.008%, 5/17/2022 (b)		6,000,000	6,240,000
BBVA U.S. Senior SAU, 4.664%, 10/9/2015		9,250,000	9,599,530
BNP Paribas SA:
2.375%, 9/14/2017		2,460,000	2,502,275
2.7%, 8/20/2018 (b)		12,000,000	12,222,792
BNZ International Funding Ltd., 144A, 2.35%, 3/4/2019		9,000,000	8,969,220
BPCE SA, 1.625%, 2/10/2017		3,500,000	3,514,399
BTG Investments LP, 144A, 4.5%, 4/17/2018		2,500,000	2,406,250
Caixa Economica Federal, 144A, 4.5%, 10/3/2018		5,000,000	5,102,500
Capital One Bank U.S.A. NA, 2.25%, 2/13/2019		2,365,000	2,343,786
Charles Schwab Corp., 2.2%, 7/25/2018		3,060,000	3,094,352
Citigroup, Inc., 2.5%, 9/26/2018		7,585,000	7,634,333
Commonwealth Bank of Australia, 144A, 1.483%**, 3/31/2017		14,000,000	14,034,230
Corpbanca SA, 144A, 3.875%, 9/22/2019 (b)		4,000,000	4,019,212
Country Garden Holdings Co., Ltd., 144A, 7.875%, 5/27/2019		1,000,000	1,037,500
Credit Agricole SA, 144A, 2.125%, 4/17/2018		10,000,000	9,984,210
Credito Real SAB de CV, 144A, 7.5%, 3/13/2019		2,800,000	2,996,000
Development Bank of Kazakhstan JSC, 144A, 5.5%, 12/20/2015		7,000,000	7,250,320
DnB Boligkreditt AS, 144A, 2.1%, 10/14/2015		9,000,000	9,142,650
Dubai Holding Commercial Operations MTN Ltd., 6.0%, 2/1/2017	GBP	1,000,000	1,665,732
General Electric Capital Corp., 5.0%, 5/15/2016		7,600,000	8,048,392
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019		4,850,000	4,883,421
Grupo Aval Ltd., 144A, 5.25%, 2/1/2017 (b)		2,400,000	2,532,000
Health Care REIT, Inc., (REIT), 3.625%, 3/15/2016		3,742,000	3,883,006
HSBC U.S.A., Inc., 2.625%, 9/24/2018		4,365,000	4,465,133
ICICI Bank Ltd.:
144A, 3.5%, 3/18/2020 (b)		5,000,000	5,005,810
144A, 4.8%, 5/22/2019		3,000,000	3,176,265
Intercontinental Exchange, Inc., 2.5%, 10/15/2018		1,385,000	1,406,228
Intesa Sanpaolo SpA:
3.875%, 1/16/2018		5,365,000	5,594,327
3.875%, 1/15/2019		8,500,000	8,818,104
Jefferies Group LLC, 5.125%, 4/13/2018		3,000,000	3,267,498
Korea Finance Corp., 2.875%, 8/22/2018		5,000,000	5,106,680
Lloyds Bank PLC, 2.3%, 11/27/2018		2,005,000	2,009,573
Macquarie Group Ltd., 144A, 3.0%, 12/3/2018		11,000,000	11,228,613
Morgan Stanley, 2.5%, 1/24/2019		15,000,000	15,001,005
Murray Street Investment Trust I, 4.647%, 3/9/2017		9,500,000	10,168,420
National Agricultural Cooperative Federation, 144A, 4.25%, 1/28/2016		4,265,000	4,425,501
National Australia Bank Ltd., 144A, 2.0%, 6/20/2017		8,000,000	8,138,968
Navient LLC:
3.875%, 9/10/2015		1,500,000	1,518,750
4.625%, 9/25/2017		6,000,000	6,067,500
Nomura Holdings, Inc., 2.0%, 9/13/2016		2,965,000	2,994,279
ProLogis LP, (REIT), 2.75%, 2/15/2019		5,910,000	5,968,935
Prudential Financial, Inc., 6.2%, 1/15/2015		2,770,000	2,815,680
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		10,000,000	10,004,140
Royal Bank of Scotland Group PLC, 1.875%, 3/31/2017		15,000,000	15,007,695
Skandinaviska Enskilda Banken AB:
144A, 2.375%, 11/20/2018 (b)		4,075,000	4,091,300
144A, 2.375%, 3/25/2019		5,905,000	5,905,236
Societe Generale SA, 2.625%, 10/1/2018		10,000,000	10,138,860
Sumitomo Mitsui Banking Corp., 2.5%, 7/19/2018		715,000	727,257
Suncorp-Metway Ltd., 144A, 1.7%, 3/28/2017		8,500,000	8,512,699
Svenska Handelsbanken AB, 2.5%, 1/25/2019		7,500,000	7,631,760
Swedbank AB:
144A, 1.75%, 3/12/2018		1,875,000	1,867,245
144A, 2.375%, 2/27/2019		9,785,000	9,791,850
Synchrony Financial, 3.0%, 8/15/2019 (b)		1,573,000	1,577,312
Tanner Servicios Financieros SA, 144A, 4.375%, 3/13/2018		3,000,000	3,045,318
The Goldman Sachs Group, Inc., 2.625%, 1/31/2019		5,500,000	5,485,854
Turkiye Halk Bankasi AS, 144A, 4.75%, 6/4/2019		4,550,000	4,518,150
Turkiye Is Bankasi:
144A, 3.875%, 11/7/2017		2,000,000	1,996,000
144A, 5.5%, 4/21/2019		3,300,000	3,399,000
Turkiye Vakiflar Bankasi Tao, 144A, 3.75%, 4/15/2018		1,000,000	969,600
UBS AG, 144A, 2.25%, 3/30/2017		6,665,000	6,830,465
UniCredit Luxembourg Finance SA, 144A, 6.0%, 10/31/2017		6,170,000	6,615,091
Yapi ve Kredi Bankasi AS, 144A, 5.25%, 12/3/2018		4,500,000	4,583,250
			457,265,810
Health Care 1.7%
AbbVie, Inc., 1.75%, 11/6/2017		8,135,000	8,107,268
Forest Laboratories, Inc., 144A, 4.375%, 2/1/2019		6,000,000	6,315,366
Genzyme Corp., 3.625%, 6/15/2015		4,690,000	4,796,463
HCA, Inc., 7.25%, 9/15/2020		850,000	892,500
Laboratory Corp. of America Holdings, 2.2%, 8/23/2017		2,640,000	2,673,021
Mallinckrodt International Finance SA, 3.5%, 4/15/2018		640,000	619,200
Mylan, Inc., 2.55%, 3/28/2019		5,350,000	5,320,350
Valeant Pharmaceuticals International, Inc., 144A, 6.75%, 8/15/2018		400,000	422,000
			29,146,168
Industrials 2.3%
BE Aerospace, Inc., 6.875%, 10/1/2020		315,000	336,263
CEMEX Espana SA, 144A, 9.875%, 4/30/2019		4,000,000	4,440,000
CNH Industrial Capital LLC, 3.25%, 2/1/2017		130,000	128,050
Ingersoll-Rand Global Holding Co., Ltd., 2.875%, 1/15/2019		500,000	510,697
Lima Airport Partners Srl, Series 2007-1, 144A, 6.88% 6/15/2022		4,982,408	5,605,209
Mersin Uluslararasi Liman Isletmeciligi AS, 144A, 5.875%, 8/12/2020		9,500,000	9,977,280
Penske Truck Leasing Co., LP, 144A, 2.875%, 7/17/2018		9,400,000	9,618,456
Ryder System, Inc., 2.55%, 6/1/2019		7,020,000	7,029,638
TAM Capital 2, Inc., 144A, 9.5%, 1/29/2020		2,200,000	2,326,500
Total System Services, Inc., 2.375%, 6/1/2018		840,000	834,096
United Rentals North America, Inc.:
5.75%, 7/15/2018		70,000	72,975
7.375%, 5/15/2020		75,000	79,688
			40,958,852
Information Technology 1.6%
Hewlett-Packard Co., 2.75%, 1/14/2019		10,000,000	10,156,520
Jabil Circuit, Inc., 7.75%, 7/15/2016		245,000	269,500
NXP BV, 144A, 3.5%, 9/15/2016		200,000	200,500
Seagate HDD Cayman, 144A, 3.75%, 11/15/2018		2,480,000	2,529,600
STATS ChipPAC Ltd., 144A, 4.5%, 3/20/2018		2,000,000	2,000,000
Tencent Holdings Ltd.:
144A, 3.375%, 3/5/2018		8,000,000	8,195,864
144A, 3.375%, 5/2/2019		5,000,000	5,054,050
			28,406,034
Materials 2.4%
Anglo American Capital PLC, 144A, 2.625%, 9/27/2017		3,635,000	3,698,187
Ashland, Inc., 3.0%, 3/15/2016		180,000	180,000
Ball Corp., 6.75%, 9/15/2020		850,000	890,375
Celulosa Arauco y Constitucion SA, 7.25%, 7/29/2019		1,300,000	1,523,766
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		1,500,000	1,548,750
CF Industries, Inc., 6.875%, 5/1/2018		3,000,000	3,474,474
Cliffs Natural Resources, Inc., 4.2%, 1/15/2018 (b)		5,258,000	4,521,880
Glencore Funding LLC:
144A, 2.5%, 1/15/2019 (b)		6,190,000	6,059,515
144A, 3.125%, 4/29/2019		6,230,000	6,233,738
Goldcorp, Inc., 2.125%, 3/15/2018 (b)		1,490,000	1,486,041
Grupo Idesa SA de CV, 144A, 7.875%, 12/18/2020		2,700,000	2,875,500
Inversiones CMPC SA, 144A, 6.125%, 11/5/2019		2,500,000	2,789,722
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		850,000	909,500
Rio Tinto Finance (U.S.A.) PLC, 2.25%, 12/14/2018		4,010,000	4,026,293
Teck Resources Ltd., 3.0%, 3/1/2019 (b)		2,770,000	2,749,821
			42,967,562
Telecommunication Services 1.9%
Crown Castle Towers LLC, 144A, 3.214%, 8/15/2015		5,440,000	5,556,253
Digicel Ltd., 144A, 8.25%, 9/1/2017		300,000	305,640
Frontier Communications Corp., 8.125%, 10/1/2018		850,000	949,875
GTP Acquisition Partners I LLC, "C", 144A, 4.347%, 6/15/2016		5,590,000	5,709,167
Intelsat Jackson Holdings SA, 8.5%, 11/1/2019		320,000	334,496
MetroPCS Wireless, Inc., 7.875%, 9/1/2018		60,000	62,370
Sprint Communications, Inc., 6.0%, 12/1/2016		750,000	788,906
Telefonica Emisiones SAU, 3.192%, 4/27/2018		5,000,000	5,156,835
Telemovil Finance Co., Ltd., 144A, 8.0%, 10/1/2017		1,188,000	1,219,185
Turk Telekomunikasyon AS, 144A, 3.75%, 6/19/2019		2,000,000	1,950,020
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		460,000	480,746
Verizon Communications, Inc., 3.65%, 9/14/2018		9,800,000	10,325,633
Windstream Corp., 7.875%, 11/1/2017		200,000	222,000
Zayo Group LLC, 8.125%, 1/1/2020		10,000	10,725
			33,071,851
Utilities 3.4%
AES Corp.:
7.75%, 10/15/2015		118,000	124,490
8.0%, 6/1/2020		40,000	45,900
Centrais Eletricas Brasileiras SA, 144A, 6.875%, 7/30/2019		8,450,000	9,168,250
Empresa de Energia de Bogota SA ESP, 144A, 6.125%, 11/10/2021		6,000,000	6,408,000
Enel Finance International NV, 144A, 6.25%, 9/15/2017		7,125,000	8,000,328
FirstEnergy Corp., Series A, 2.75%, 3/15/2018		10,000,000	10,039,820
Hrvatska Elektroprivreda, 144A, 6.0%, 11/9/2017 (b)		7,500,000	7,865,400
Israel Electric Corp., Ltd.:
144A, 5.625%, 6/21/2018		6,000,000	6,352,500
144A, 7.25%, 1/15/2019		2,000,000	2,240,000
Majapahit Holding BV:
144A, 7.25%, 6/28/2017		1,000,000	1,117,500
144A, 8.0%, 8/7/2019		4,000,000	4,670,000
PG&E Corp., 2.4%, 3/1/2019		3,820,000	3,824,446
			59,856,634
Total Corporate Bonds (Cost $863,205,873)			868,866,897

Mortgage-Backed Securities Pass-Throughs 3.2%
Federal Home Loan Mortgage Corp., 3.0%, 4/1/2027		3,638,750	3,765,538
Federal National Mortgage Association:
3.0%, with various maturities from 5/1/2027 until 6/1/2027		41,098,134	42,545,890
4.5%, 4/1/2023		1,102,597	1,179,434
5.0%, 9/1/2023		912,904	992,360
Government National Mortgage Association:
4.5%, with various maturities from 6/20/2040 until 12/20/2040		4,841,900	5,185,560
6.0%, with various maturities from 1/15/2022 until 2/20/2039		1,208,051	1,323,219
6.5%, with various maturities from 8/20/2038 until 2/20/2039		1,317,666	1,472,025
9.5%, with various maturities from 5/15/2018 until 7/15/2020		545	621
Total Mortgage-Backed Securities Pass-Throughs (Cost $57,086,648)			56,464,647

Asset-Backed 7.6%
Automobile Receivables 0.9%
AmeriCredit Automobile Receivables Trust:
"D", Series 2011-2, 4.0%, 5/8/2017		4,900,000	5,010,333
"D", Series 2011-1, 4.26%, 2/8/2017		5,500,000	5,628,804
Avis Budget Rental Car Funding AESOP LLC, "B", Series 2014-2A, 144A, 3.29%, 2/20/2021		4,000,000	3,967,748
CPS Auto Receivables Trust, "D", Series 2014-A, 144A, 5.11%, 2/18/2020		660,000	669,437
			15,276,322
Credit Card Receivables 0.3%
Citi Holdings Liquidating Unrated Performing Assets, "A", Series 2013-VM, 144A, 3.326%, 8/15/2020		4,327,028	4,346,283
Home Equity Loans 1.4%
Ameriquest Mortgage Securities, Inc., "A6", Series 2003-5, 4.511%**, 4/25/2033		346,971	354,135
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.294%**, 1/15/2037		4,613,756	4,249,843
Credit-Based Asset Servicing and Securitization LLC, "AF2", Series 2006-CB2, 3.768%**, 12/25/2036		3,107,457	2,166,711
First Alliance Mortgage Loan Trust, "A1", Series 1999-4, 8.02%, 3/20/2031		15,585	16,140
First Franklin Mortgage Loan Asset Backed Certificates, "A2B", Series 2005-FF12, 0.415%**, 11/25/2036		3,403,978	3,356,458
GMAC Mortgage Corp. Loan Trust, "A5", Series 2003-HE2, 4.59%, 4/25/2033		184,599	185,513
Home Loan Trust, "A7", Series 2001-HI4, 7.24%, 10/25/2026		1,945,310	1,921,638
Merrill Lynch Mortgage Investors Trust, "A2C", Series 2005-HE2, 0.525%**, 9/25/2036		4,373,448	4,274,910
NovaStar Mortgage Funding Trust, "M3", Series 2004-3, 1.205%**, 12/25/2034		1,956,144	1,940,577
Park Place Securities, Inc., "M2", Series 2004-WHQ2, 1.1%**, 2/25/2035		6,047,157	6,074,647
Residential Asset Securities Corp., "AI4", Series 2003-KS9, 4.53%, 8/25/2031		335,286	334,725
			24,875,297
Manufactured Housing Receivables 0.0%
Lehman ABS Manufactured Housing Contract Trust, "A6", Series 2001-B, 6.467%, 4/15/2040		655,068	716,267
Miscellaneous 4.7%
A Voce CLO Ltd., "A1B", Series 2014-1A, 144A, 1.693%, 7/15/2026		4,230,000	4,221,070
Ares XXIX CLO Ltd., "A2", Series 2014-1A, 144A, 2.243%, 4/17/2026		16,950,000	16,486,350
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		9,662,500	10,205,127
Dryden XXXI Senior Loan Fund, "B", Series 2014-31A, 144A, 2.134%**, 4/18/2026		2,000,000	1,952,116
GoldenTree Loan Opportunities III Ltd., "C", Series 2007-3A, 144A, 1.49%**, 5/1/2022		4,750,000	4,512,110
Magnetite VI Ltd., "A", Series 2012-6A, 144A, 1.734%**, 9/15/2023		13,231,000	13,235,710
North End CLO Ltd., "A", Series 2013-1A, 144A, 1.383%**, 7/17/2025		8,000,000	7,914,464
Oak Hill Credit Partners X Ltd., "A", Series 2014-10A, 144A, 1.724%, 7/20/2026		1,150,000	1,148,909
Octagon Investment Partners XVI Ltd., "B1", Series 2013-1A, 144A, 1.833%**, 7/17/2025		5,000,000	4,778,485
Octagon Investment Partners XXI Ltd., "A1A", Series 2014-1A, 144A, 1.704%, 11/14/2026 (c)		3,000,000	3,000,000
Venture XVI CLO Ltd., "A1L", Series 2014-16A, 144A, 1.868%, 4/15/2026		10,000,000	10,020,830
Voya CLO Ltd., "A1", Series 2014-2A, 144A, 1.677%, 7/17/2026		5,000,000	5,001,205
			82,476,376
Student Loans 0.3%
SLM Student Loan Trust, "A6", Series 2004-1, 144A, 0.984%**, 7/25/2039		5,500,000	5,393,394
Utilities 0.0%
CenterPoint Energy Restoration Bond Co., LLC, "A1", Series 2009-1, 1.833%, 2/15/2016		549,238	552,023
Total Asset-Backed (Cost $132,536,279)			133,635,962

Commercial Mortgage-Backed Securities 7.5%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 6.047%**, 7/10/2044		6,250,000	6,551,681
Banc of America Merrill Lynch Commercial Mortgage, Inc., "B", Series 2005-2, 5.298%**, 7/10/2043		5,000,000	5,090,640
Bear Stearns Commercial Mortgage Securities:
"A3", Series 2005-PWR7, 5.116%, 2/11/2041		9,620,082	9,685,249
"A4", Series 2005-PW10, 5.405%, 12/11/2040		7,995,683	8,274,572
CGWF Commercial Mortgage Trust, "C", Series 2013-RKWH, 144A, 2.454%**, 11/15/2030		8,500,000	8,551,578
Commercial Mortgage Trust:
"A2", Series 2007-GG9, 5.381%, 3/10/2039		2,517,066	2,550,633
"AAB", Series 2007-GG9, 5.441%, 3/10/2039		1,888,094	1,940,226
Credit Suisse Commercial Mortgage Trust, "A1A", Series 2007-C1, 5.361%, 2/15/2040		5,529,447	5,873,700
Credit Suisse First Boston Mortgage Securities Corp.:
"A4", Series 2005-C1, 5.014%, 2/15/2038		5,577,710	5,588,158
"B", Series 2005-C5, 5.1%, 8/15/2038		3,500,000	3,608,178
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.154%**, 3/15/2018		1,770,000	1,774,956
Hilton U.S.A. Trust:
"CFL", Series 2013-HLF, 144A, 2.056%**, 11/5/2030		3,460,000	3,462,176
"DFL", Series 2013-HLF, 144A, 2.906%**, 11/5/2030		2,090,000	2,091,315
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4B", Series 2005-LDP3, 4.996%, 8/15/2042		3,500,000	3,601,024
"AM", Series 2005-LDP4, 4.999%, 10/15/2042		3,287,500	3,391,309
"A4", Series 2006-CB14, 5.481%, 12/12/2044		8,453,920	8,783,479
"AM", Series 2006-CB16, 5.593%, 5/12/2045		1,500,000	1,613,340
LB-UBS Commercial Mortgage Trust:
"A4", Series 2005-C5, 4.954%, 9/15/2030		7,324,887	7,448,693
"AM", Series 2005-C5, 5.017%, 9/15/2040		9,380,000	9,665,433
"E", Series 2000-C5, 7.29%, 12/15/2032		4,000,000	4,007,388
Monty Parent Issuer 1 LLC, "A", Series 2013-LTR1, 144A, 3.47%, 11/20/2028		2,809,486	2,813,054
Morgan Stanley Capital I Trust, "A4B", Series 2005-IQ10, 5.284%**, 9/15/2042		9,380,000	9,712,849
Wachovia Bank Commercial Mortgage Trust:
"B", Series 2005-C17, 5.287%, 3/15/2042		2,000,000	2,030,930
"A4", Series 2005-C22, 5.449%**, 12/15/2044		8,965,024	9,275,824
"A2", Series 2007-C32, 5.928%**, 6/15/2049		1,212,569	1,228,248
WFRBS Commercial Mortgage Trust, "A1", Series 2012-C8, 0.864%, 8/15/2045		3,170,298	3,169,274
Total Commercial Mortgage-Backed Securities (Cost $134,461,699)			131,783,907

Collateralized Mortgage Obligations 6.9%
Adjustable Rate Mortgage Trust, "7A12", Series 2004-2, 1.156%**, 2/25/2035		567,450	567,769
Banc of America Funding Corp., "1A1", Series 2008-R2, 144A, 6.0%, 9/25/2037		1,185,269	1,236,208
Banc of America Mortgage Securities, Inc.:
"1A3", Series 2002-K, 2.697%**, 10/20/2032		85,403	86,868
"2A3", Series 2005-J, 2.798%**, 11/25/2035		646,151	596,047
"2A8", Series 2003-J, 2.847%**, 11/25/2033		1,032,095	1,035,467
"A15", Series 2006-2, 6.0%, 7/25/2046		48,082	44,874
Bear Stearns Adjustable Rate Mortgage Trust, "5A", Series 2003-8, 2.383%**, 1/25/2034		1,231,050	1,211,152
Citigroup Mortgage Loan Trust, Inc., "8A1", Series 2009-5, 144A, 6.0%, 6/25/2036		869,434	902,896
Credit Suisse First Boston Mortgage Securities Corp., "5A1", Series 2004-7, 5.0%, 10/25/2019		2,679,605	2,736,520
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.703%**, 2/25/2048		925,885	927,103
Federal Home Loan Mortgage Corp.:
"PT", Series 3586, 2.233%**, 2/15/2038		1,387,182	1,330,825
"PG",Series 3910, 3.5%, 12/15/2040		6,699,700	6,956,450
"LG", Series 4281, 4.0%, 1/15/2043		13,549,985	14,454,795
"CE", Series 4281, 4.0%, 7/15/2043		15,354,324	16,392,108
"CV", Series 4335, 4.25%, 9/15/2043		15,618,846	16,621,757
"BT", Series 2448, 6.0%, 5/15/2017		398	410
Federal National Mortgage Association:
"PA", Series 2013-89, 3.5%, 2/25/2043		15,740,360	16,325,559
"EI", Series 2010-41, Interest Only, 4.0%, 3/25/2024		317,378	9,180
"DE", Series 2014-18, 4.0%, 8/25/2042		13,123,449	13,917,789
"1A6", Series 2007-W8, 6.493%**, 9/25/2037		2,383,296	2,580,386
"Z", Series G92-61, 7.0%, 10/25/2022		328,751	370,369
Government National Mortgage Association, "IO", Series 2008-7, Interest Only, 5.5%, 3/20/2037		1,673,093	247,694
JPMorgan Mortgage Trust, "6A1", Series 2005-A6, 2.5%**, 8/25/2035		3,207,281	3,223,985
Lehman Mortgage Trust, "2A2", Series 2006-2, 5.75%, 4/25/2036		195,247	194,654
MASTR Adjustable Rate Mortgages Trust, "12A2", Series 2007-3, 0.355%**, 5/25/2047		6,049,327	5,868,305
MASTR Asset Securitization Trust:
"8A4", Series 2003-4, 4.75%, 5/25/2018		384,245	388,459
"3A2", Series 2003-1, 5.0%, 2/25/2018		523,978	537,092
Morgan Stanley Mortgage Loan Trust, "5A2", Series 2006-8AR, 2.179%**, 6/25/2036		1,635,662	1,631,713
Prudential Home Mortgage Securities Co., Inc., "4B", Series 1994-A, 144A, 6.73%**, 4/28/2024		5,490	5,025
Residential Accredit Loans, Inc.:
"NB4", Series 2003-QS19, 4.75%, 10/25/2033		557,438	570,487
"A1", Series 2003-QS18, 5.0%, 9/25/2018		1,551,368	1,586,193
Residential Asset Mortgage Products, Inc.:
"A5", Series 2005-SL1, 6.5%, 5/25/2032		1,013,429	1,000,468
"A3", Series 2004-SL3, 7.5%, 12/25/2031		710,345	743,853
Residential Funding Mortgage Securities I, "A1", Series 2005-S3, 4.75%, 3/25/2020		4,281,880	4,353,173
Washington Mutual Mortgage Pass-Through Certificates Trust:
"A5", Series 2005-AR5, 2.381%**, 5/25/2035		283,992	283,645
"2A3", Series 2003-S6, 4.75%, 7/25/2018		615,254	631,613
"A9", Series 2003-S9, 5.25%, 10/25/2033		1,327,658	1,370,324
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, "3A1", Series 2003-MS2, 5.0%, 3/25/2018		1,279,772	1,300,897
Total Collateralized Mortgage Obligations (Cost $122,372,529)			122,242,112

Government & Agency Obligations 19.7%
Other Government Related (d) 1.6%
Alfa Bank OJSC, 144A, 7.875%, 9/25/2017		2,035,000	2,110,844
Banco de Costa Rica, 144A, 5.25%, 8/12/2018		2,000,000	2,040,000
Fondo MIVIVIENDA SA, 144A, 3.375%, 4/2/2019		3,000,000	3,007,500
Korea Development Bank, 4.0%, 9/9/2016		3,138,000	3,302,830
Magyar Export-Import Bank Zrt, 144A, 4.0%, 1/30/2020 (c)		2,000,000	1,981,000
Novolipetsk Steel OJSC:
144A, 4.45%, 2/19/2018		3,000,000	2,902,500
144A, 4.95%, 9/26/2019		3,000,000	2,861,250
Svensk Exportkredit AB, 2.125%, 7/13/2016		9,185,000	9,423,939
			27,629,863
Sovereign Bonds 2.8%
Banco Nacional de Desenvolvimento Economico e Social, 144A, 4.0%, 4/14/2019		3,000,000	3,010,350
Hazine Mustesarligi Varlik Kiralama AS, 144A, 2.803%, 3/26/2018		5,400,000	5,278,500
Korea Housing Finance Corp., 144A, 4.125%, 12/15/2015		9,380,000	9,712,577
Perusahaan Penerbit SBSN, 144A, 6.125%, 3/15/2019		2,000,000	2,205,000
Republic of Croatia:
REG S, 144A, 6.25%, 4/27/2017 (b)		2,000,000	2,125,000
144A, 6.75%, 11/5/2019 (b)		8,730,000	9,624,825
Republic of Ecuador, 144A, 9.375%, 12/15/2015		2,500,000	2,625,000
Republic of Slovenia, 144A, 4.75%, 5/10/2018		5,400,000	5,771,250
Republic of South Africa:
6.875%, 5/27/2019		6,500,000	7,378,280
Series R204, 8.0%, 12/21/2018	ZAR	31,000,000	2,792,809
			50,523,591
U.S. Government Sponsored Agency 0.8%
Federal Home Loan Bank, 1.0%, 6/21/2017		14,220,000	14,223,953
U.S. Treasury Obligations 14.5%
U.S. Treasury Bills:
0.035%***, 2/12/2015 (e)		992,000	991,927
0.055%***, 12/11/2014 (e)		1,598,000	1,597,952
U.S. Treasury Notes:
0.875%, 12/31/2016 (b)		51,000,000	51,135,456
0.875%, 1/31/2017		27,550,000	27,601,656
0.875%, 6/15/2017 (b)		125,000,000	124,707,000
1.0%, 8/31/2016 (f)		25,000,000	25,203,125
1.0%, 9/30/2016 (b)		10,000,000	10,075,000
1.375%, 9/30/2018		10,000,000	9,937,500
1.875%, 6/30/2015		4,040,000	4,094,128
			255,343,744
Total Government & Agency Obligations (Cost $347,676,763)			347,721,151

Loan Participations and Assignments 3.2%
Senior Loans**
Albertson's LLC, Term Loan B2, 4.75%, 3/21/2019		497,503	495,951
American Energy — Marcellus LLC, First Lien Term Loan, 5.25%, 8/4/2020		500,000	497,188
American Rock Salt Holdings LLC:
First Lien Term Loan, 4.75%, 5/20/2021		498,750	494,511
Second Lien Term Loan, 8.0%, 5/16/2022		500,000	506,250
Answers Corp., Term Loan B, 6.5%, 12/20/2018		481,250	487,266
Apex Tool Group LLC, Term Loan B, 4.5%, 1/31/2020		494,975	479,096
Asurion LLC, Term Loan B1, 5.0%, 5/24/2019		956,265	952,980
Attachmate Corp., First Lien Term Loan, 7.25%, 11/22/2017		814,269	816,687
Autoparts Holdings Ltd., First Lien Term Loan, 6.5%, 7/28/2017		959,772	961,721
Avaya, Inc., Term Loan B3, 4.654%, 10/26/2017		969,504	926,332
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3.75%, 2/1/2020		498,741	489,753
Blue Coat Systems, Inc., First Lien Term Loan, 4.0%, 5/31/2019		491,288	483,305
Brickman Group Ltd. LLC, First Lien Term Loan, 4.0%, 12/18/2020		1,000,000	980,275
Calceus Acquisition, Inc., Term Loan, 5.0%, 1/31/2020		743,120	733,211
California Pizza Kitchen, Inc., Term Loan, 5.25%, 3/29/2018		493,750	474,464
Capital Automotive LP, Term Loan B, 4.0%, 4/10/2019		744,370	741,582
CGSC of Delaware Holding Corp., First Lien Term Loan, 5.0%, 4/16/2020		493,750	458,365
Chrysler Group LLC, Term Loan B, 3.25%, 12/31/2018		498,750	490,802
ClientLogic Corp., Term Loan, 6.984%, 1/30/2017		960,338	966,340
Coach America Holdings, Inc.:
First Lien Term Loan, LIBOR plus 1.5%, 4/18/2014*		603,175	814
Letter of Credit, LIBOR plus 4.25%, 4/21/2014*		118,510	160
CPG International, Inc., Term Loan, 4.75%, 9/30/2020		496,250	495,114
Crosby U.S. Acquisition Corp., First Lien Term Loan, 3.75%, 11/23/2020		497,500	476,356
Crown Media Holdings, Inc., Term Loan B, 4.0%, 7/14/2018		284,850	284,196
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/2020		241,219	237,500
Dave & Buster's, Inc., New Term Loan, 4.5%, 7/25/2020		500,000	496,875
Dell, Inc., Term Loan B, 4.5%, 4/29/2020		992,500	987,026
Drillships Financing Holding, Inc., Term Loan B1, 6.0%, 3/31/2021		818,370	786,658
EMI Music Publishing Ltd., Term Loan B, 3.75%, 6/29/2018		451,284	444,797
Energy Transfer Equity LP, Term Loan, 3.25%, 12/2/2019		500,000	488,540
Essential Power LLC, Term Loan B, 4.75%, 8/8/2019		944,790	951,876
Evergreen Acqco 1 LP, Term Loan, 5.0%, 7/9/2019		491,250	485,112
Fairmount Minerals Ltd., Term Loan B2, 4.5%, 9/5/2019		495,000	495,153
Fairway Group Acquisition Co., Term Loan, 5.0%, 8/17/2018		984,962	964,032
Fieldwood Energy LLC, Second Lien Term Loan, 8.375%, 9/30/2020		750,000	753,937
First Data Corp., Term Loan, 4.155%, 3/24/2021		152,818	150,956
Fitness International LLC, Term Loan B, 5.5%, 7/1/2020		997,500	990,019
FTS International, Inc., Term Loan B, 5.75%, 4/16/2021		436,364	437,609
Global Tel*Link Corp., First Lien Term Loan, 5.0%, 5/22/2020		406,956	404,286
Greenway Medical Technologies, Inc., First Lien Term Loan, 6.0%, 11/4/2020		496,250	495,630
Hampton Rubber Co., First Lien Term Loan, 5.0%, 3/27/2021		498,750	496,880
Hub International Ltd., Term Loan B, 4.25%, 10/2/2020		495,013	485,112
IG Investment Holdings LLC, First Lien Term Loan, 5.25%, 10/31/2019		982,500	983,114
Ineos U.S. Finance LLC, 6 year Term Loan, 3.75%, 5/4/2018		485,266	476,201
Inmar Holdings, Inc., First Lien Term Loan, 4.25%, 1/27/2021		498,750	491,269
ION Media Networks, Inc., Term Loan, 5.0%, 12/18/2020		496,250	494,389
IQOR U.S., Inc., Term Loan B, 6.0%, 4/1/2021		484,127	442,976
JBS U.S.A. Holdings, Inc., Term Loan, 3.75%, 9/18/2020		496,250	491,288
Key Safety Systems, Inc., First Lien Term Loan, 4.75%, 8/29/2021		250,000	249,625
Lands' End, Inc., Term Loan B, 4.25%, 4/2/2021		497,500	492,214
Leslie's Poolmart, Inc., Term Loan, 4.25%, 10/16/2019		989,901	976,601
Level 3 Financing, Inc., Term Loan, 4.0%, 8/1/2019		500,000	491,875
Lineage Logistics Holdings LLC, Term Loan, 4.5%, 4/7/2021		497,500	491,903
MCS AMS Sub-Holdings LLC, Term Loan B, 7.0%, 10/15/2019		481,250	462,000
Mohegan Tribal Gaming Authority, Term Loan A, 4.734%, 11/19/2018		487,500	487,500
Moneygram International, Inc., Term Loan B, 4.25%, 3/27/2020		497,475	489,547
Monitronics International, Inc., Term Loan B, 4.25%, 3/23/2018		975,118	965,976
NEP/NCP Holdco, Inc., Term Loan, 4.25%, 1/22/2020		497,503	486,722
Noranda Aluminum Acquisition Corp., Term Loan B, 5.75%, 2/28/2019		487,500	475,720
Norcraft Companies LP, Term Loan, 5.25%, 12/13/2020		248,125	248,125
NPC International, Inc., Term Loan B, 4.0%, 12/28/2018		487,500	472,875
Ntelos, Inc., Term Loan B, 5.75%, 11/8/2019		248,734	248,630
Oberthur Technologies of America Corp., Term Loan B2, 4.5%, 10/18/2019		497,500	496,692
Orbitz Worldwide, Inc., Term Loan B, 4.5%, 4/15/2021		250,000	249,500
Oxbow Carbon LLC:
Term Loan B, 4.25%, 7/19/2019		474,684	474,536
Second Lien Term Loan, 8.0%, 1/17/2020		250,000	251,875
P2 Upstream Acquisition Co., First Lien Term Loan, 5.003%, 10/30/2020		248,125	247,505
Payless, Inc., First Lien Term Loan, 5.0%, 3/11/2021		500,000	482,500
Peabody Energy Corp., Term Loan B, 4.25%, 9/24/2020		495,000	483,863
Phibro Animal Health Corp., Term Loan B, 4.0%, 4/16/2021		498,750	495,009
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		497,500	489,105
Quikrete Holdings, Inc., First Lien Term Loan, 4.0%, 9/28/2020		475,925	471,166
Regit Eins GmbH, First Lien Term Loan, 6.0%, 1/8/2021		500,000	495,000
Remy International, Inc., Term Loan B, 4.25%, 3/5/2020		469,927	466,403
Rexnord LLC, First Lien Term Loan B, 4.0%, 8/21/2020		412,742	406,772
Reynolds Group Holdings, Inc., Term Loan, 4.0%, 12/1/2018		1,473,863	1,460,782
Rovi Solutions Corp., Term Loan B, 3.75%, 7/2/2021		498,750	485,970
Sabre, Inc., Term Loan, 4.0%, 2/19/2019		495,000	489,431
Samson Investment Co., Second Lien Term Loan, 5.0%, 9/25/2018		1,000,000	968,750
Serena Software, Inc., Term Loan, 7.5%, 4/14/2020		500,000	502,342
Sheridan Investment Partners II LP:
Term Loan A, 4.25%, 12/16/2020		115,924	114,837
Term Loan B, 4.25%, 12/16/2020		833,343	825,530
Term Loan M, 4.25%, 12/16/2020		43,233	42,828
Signode Industrial Group U.S., Inc., Term Loan B, 4.0%, 5/1/2021		220,370	216,928
Star West Generation LLC, Term Loan B, 4.25%, 3/13/2020		723,125	718,605
Starwood Property Trust, Inc., Term Loan B, 3.5%, 4/17/2020		494,975	488,478
STG-Fairway Acquisitions, Inc., Term Loan B, 6.25%, 2/28/2019		494,979	495,600
Sungard Availability Services Capital, Inc, Term Loan B, 6.0%, 3/31/2019		248,750	230,840
SurveyMonkey.com LLC, Term Loan B, 5.5%, 2/5/2019		483,072	484,279
Tallgrass Operations LLC, Term Loan B, 4.25%, 11/13/2018		646,455	644,355
Tank Holding Corp., Term Loan, 4.25%, 7/9/2019		412,002	409,994
Tempur-Pedic International, Inc., Term Loan B, 3.5%, 3/18/2020		410,888	406,369
Toys 'R' Us-Delaware, Inc., Term Loan B2, 5.25%, 5/25/2018		939,068	873,821
Tribune Co., Term Loan, 4.0%, 12/27/2020		461,057	455,656
U.S. Foods, Inc., Term Loan, 4.5%, 3/31/2019		498,737	496,790
USI, Inc., Term Loan B, 4.25%, 12/27/2019		495,000	486,956
Vantage Specialty Chemicals, Inc., Term Loan B, 5.0%, 2/10/2019		975,036	974,427
Visteon Corporation, Delayed Draw Term Loan B, 3.5%, 4/9/2021		500,000	492,970
Windsor Quality Food Co., Ltd., Term Loan B, 5.0%, 12/23/2020		493,850	493,028
World Triathlon Corp., Term Loan, 5.25%, 6/26/2021		997,500	999,370
Zayo Group LLC, Term Loan B, 4.0%, 7/2/2019		489,980	483,826
Ziggo BV:
Term Loan B1A, 3.25%, 1/15/2022		462,234	449,957
Term Loan B2A, 3.25%, 1/15/2022		297,872	289,961
Term Loan B3, 3.50%, 1/15/2022		489,894	476,882
Total Loan Participations and Assignments (Cost $57,344,955)			56,132,755

Convertible Bond 0.0%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK) (Cost $63,884)		63,145	126,341

	Shares	Value ($)

Warrants 0.0%
Materials
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015* (Cost $0)	5,825	4,430

Securities Lending Collateral 12.6%
Daily Assets Fund Institutional, 0.08% (g) (h) (Cost $221,582,950)	221,582,950	221,582,950

Cash Equivalents 2.3%
Central Cash Management Fund, 0.05% (g) (Cost $41,473,917)	41,473,917	41,473,917

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,977,805,497)†	112.3	1,980,035,069
Other Assets and Liabilities, Net	(12.3)	(217,335,603)
Net Assets	100.0	1,762,699,466

The following table represents senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Coach America Holdings, Inc.*	LIBOR Plus 1.5%	4/18/2014	USD	603,175	603,175	814
Coach America Holdings, Inc.*	LIBOR Plus 4.25%	4/21/2014	USD	118,510	118,510	160
					721,685	974

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2014.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,982,963,776. At September 30, 2014, net unrealized depreciation for all securities based on tax cost was $2,928,707. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,616,493 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,545,200.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2014 amounted to $216,231,819, which is 12.3% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At September 30, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At September 30, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CBO: Collateralized Bond Obligation

CLO: Collateralized Loan Obligation

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
5 Year U.S. Treasury Note	USD	12/31/2014	536	63,386,188	157,687

At September 30, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
8/21/20146/17/2017	370,000,000	Fixed — 1.32%	Floating — LIBOR	1,340,769	1,340,769
8/21/20146/17/2019	510,000,000	Fixed — 2.0%	Floating — LIBOR	3,394,663	3,394,663
8/21/20144/12/2019	52,000,000	Floating — LIBOR	Fixed — 1.315%	(1,110,556)	(574,380)
Total net unrealized appreciation					4,161,052

LIBOR: London Interbank Offered Rate

As of September 30, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
ZAR	31,500,000	USD	2,942,095	10/21/2014	160,439	UBS AG

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	2,930,328	ZAR	31,500,000	10/21/2014	(148,672)	Societe Generale
GBP	1,068,000	USD	1,728,262	12/18/2014	(1,920)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(150,592)

Currency Abbreviations
BRL Brazilian Real GBP British Pound USD United States Dollar ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$—	$863,261,688	$5,605,209	$868,866,897
Mortgage-Backed Securities Pass-Throughs	—	56,464,647	—	56,464,647
Asset-Backed	—	130,630,055	3,005,907	133,635,962
Commercial Mortgage- Backed Securities	—	131,783,907	—	131,783,907
Collateralized Mortgage Obligations	—	122,242,112	—	122,242,112
Government & Agency Obligations	—	347,721,151	—	347,721,151
Loan Participation and Assignments	—	53,234,775	2,897,980	56,132,755
Convertible Bond	—	—	126,341	126,341
Warrants	—	—	4,430	4,430
Short-Term Investments (i)	263,056,867	—	—	263,056,867
Derivatives (j)
Futures Contracts	157,687	—	—	157,687
Interest Rate Swap Contracts	—	4,735,432	—	4,735,432
Forward Foreign Currency Exchange Contracts	—	160,439	—	160,439
Total	$263,214,554	$1,710,234,206	$11,639,867	$1,985,088,627
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (j)
Interest Rate Swap Contracts	$—	$(574,380)	$—	$(574,380)
Forward Foreign Currency Exchange Contracts	—	(150,592)	—	(150,592)
Total	$—	$(724,972)	$—	$(724,972)

During the year ended September 30, 2014, the amount of transfers between Level 2 and Level 3 was $961,228. The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

During the year ended September 30, 2014, the amount of transfers between Level 3 and Level 2 was $7,201,032. The investments were transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,714,748,630) — including $216,231,819 of securities loaned	$1,716,978,202
Investment in Daily Assets Fund Institutional (cost $221,582,950)*	221,582,950
Investment in Central Cash Management Fund (cost $41,473,917)	41,473,917
Total investments in securities, at value (cost $1,977,805,497)	1,980,035,069
Cash	3,223,441
Deposit with broker for futures contracts	20,260
Receivable for investments sold	2,940,587
Receivable for Fund shares sold	2,028,460
Interest receivable	11,950,891
Receivable for variation margin on futures contracts	25,129
Receivable for variation margin on centrally cleared swaps	30,415
Unrealized appreciation on forward foreign currency exchange contracts	160,439
Other assets	31,949
Total assets	2,000,446,640
Liabilities
Foreign cash overdraft, at value (cost $19,954)	19,954
Payable upon return of securities loaned	221,582,950
Payable for investments purchased	6,429,958
Payable for investment purchased — when-issued/delayed delivery securities	4,985,880
Payable for Fund shares redeemed	2,849,187
Unrealized depreciation on forward foreign currency exchange contracts	150,592
Accrued management fee	374,195
Accrued Trustees' fees	21,171
Other accrued expenses and payables	1,333,287
Total liabilities	237,747,174
Net assets, at value	$1,762,699,466

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2014 (continued)
Net Assets Consist of
Undistributed net investment income	1,807,579
Net unrealized appreciation (depreciation) on: Investments	2,229,572
Swap contracts	4,161,052
Futures	157,687
Foreign currency	6,935
Accumulated net realized gain (loss)	(138,525,062)
Paid-in capital	1,892,861,703
Net assets, at value	$1,762,699,466
Net Asset Value
Class A Net Asset Value and redemption price per share ($459,461,536 ÷ 50,522,407 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.09
Maximum offering price per share (100 ÷ 97.25 of $9.09)	$9.35
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($177,716 ÷ 19,507 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.11
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($205,920,416 ÷ 22,666,755 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.08
Class R6 Net Asset Value, offering and redemption price per share ($10,001 ÷ 1,097 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.12
Class S Net Asset Value, offering and redemption price per share ($1,044,728,913 ÷ 114,570,218 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.12
Institutional Class Net Asset Value, offering and redemption price per share ($52,400,884 ÷ 5,756,642 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.10

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2014
Investment Income
Income: Interest (net of foreign taxes withheld of $14,062)	$52,792,222
Income distributions from affiliated Funds	37,438
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	138,381
Total income	52,968,041
Expenses: Management fee	6,587,165
Administrative service fees	1,827,107
Services to shareholders	2,831,274
Distribution and service fees	3,498,383
Custodian fee	120,104
Professional fees	142,662
Reports to shareholders	139,964
Registration fees	127,949
Trustees' fees and expenses	78,505
Other	88,243
Total expenses before expense reductions	15,441,356
Expense reductions	(1,118,132)
Total expenses after expense reductions	14,323,224
Net investment income	38,644,817
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,741,877
Swap contracts	4,374,750
Futures	(4,147,557)
Foreign currency	(10,926)
4,958,144
Change in net unrealized appreciation (depreciation) on: Investments	(9,128,508)
Swap contracts	(5,431,493)
Futures	101,437
Foreign currency	6,922
(14,451,642)
Net gain (loss)	(9,493,498)
Net increase (decrease) in net assets resulting from operations	$29,151,319

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$38,644,817	$39,457,618
Net realized gain (loss)	4,958,144	(2,641,376)
Change in net unrealized appreciation (depreciation)	(14,451,642)	(14,472,641)
Net increase (decrease) in net assets resulting from operations	29,151,319	22,343,601
Distributions to shareholders from: Net investment income: Class A	(12,740,137)	(14,951,816)
Class B	(4,888)	(7,921)
Class C	(3,704,186)	(4,705,690)
Class R6	(23)	—
Class S	(27,571,250)	(24,248,185)
Institutional Class	(1,336,976)	(1,183,995)
Return of capital: Class A	—	(992,224)
Class B	—	(526)
Class C	—	(312,277)
Class S	—	(1,609,145)
Institutional Class	—	(78,572)
Total distributions	(45,357,460)	(48,090,351)
Fund share transactions: Proceeds from shares sold	771,779,613	590,072,969
Reinvestment of distributions	37,535,027	39,478,809
Cost of shares redeemed	(828,324,573)	(689,855,494)
Net increase (decrease) in net assets from Fund share transactions	(19,009,933)	(60,303,716)
Increase (decrease) in net assets	(35,216,074)	(86,050,466)
Net assets at beginning of period	1,797,915,540	1,883,966,006
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $1,807,579 and $623,894, respectively)	$1,762,699,466	$1,797,915,540

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
Class A	2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.18		$9.31		$9.17	$9.55	$9.40
Income (loss) from investment operations: Net investment incomea	.19		.20		.23	.29	.30
Net realized and unrealized gain (loss)	(.06)		(.08)		.18	(.33)	.19
Total from investment operations	.13		.12		.41	(.04)	.49
Less distributions from: Net investment income	(.22)		(.23)		(.24)	(.29)	(.34)
Return of capital	—		(.02)		(.03)	(.05)	—
Total distributions	(.22)		(.25)		(.27)	(.34)	(.34)
Net asset value, end of period	$9.09		$9.18		$9.31	$9.17	$9.55
Total Return (%)b	1.45	c	1.28	c	4.58	(.51)	5.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	459		568		664	882	1,176
Ratio of expenses before expense reductions	.86		.87		.86	.84	.83
Ratio of expenses after expense reductions	.84		.85		.86	.84	.83
Ratio of net investment income (%)	2.06		2.20		2.46	3.01	3.15
Portfolio turnover rate	85		47		68	93	100
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Class B	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.20	$9.33	$9.18	$9.56	$9.42
Income (loss) from investment operations: Net investment incomea	.12	.14	.16	.21	.22
Net realized and unrealized gain (loss)	(.06)	(.09)	.19	(.33)	.18
Total from investment operations	.06	.05	.35	(.12)	.40
Less distributions from: Net investment income	(.15)	(.16)	(.17)	(.21)	(.26)
Return of capital	—	(.02)	(.03)	(.05)	—
Total distributions	(.15)	(.18)	(.20)	(.26)	(.26)
Net asset value, end of period	$9.11	$9.20	$9.33	$9.18	$9.56
Total Return (%)b,c	.70	.52	3.88	(1.31)	4.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.3	1	1	1
Ratio of expenses before expense reductions	1.77	1.77	1.74	1.69	1.78
Ratio of expenses after expense reductions	1.59	1.60	1.63	1.61	1.63
Ratio of net investment income (%)	1.32	1.46	1.68	2.24	2.36
Portfolio turnover rate	85	47	68	93	100
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Class C	2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.17		$9.30		$9.16	$9.54	$9.39
Income (loss) from investment operations: Net investment incomea	.12		.13		.16	.21	.23
Net realized and unrealized gain (loss)	(.06)		(.08)		.19	(.33)	.19
Total from investment operations	.06		.05		.35	(.12)	.42
Less distributions from: Net investment income	(.15)		(.16)		(.18)	(.21)	(.27)
Return of capital	—		(.02)		(.03)	(.05)	—
Total distributions	(.15)		(.18)		(.21)	(.26)	(.27)
Net asset value, end of period	$9.08		$9.17		$9.30	$9.16	$9.54
Total Return (%)b	.69	c	.53	c	3.81	(1.26)	4.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	206		241		288	355	422
Ratio of expenses before expense reductions	1.62		1.62		1.60	1.58	1.58
Ratio of expenses after expense reductions	1.59		1.60		1.60	1.58	1.58
Ratio of net investment income (%)	1.31		1.45		1.72	2.27	2.40
Portfolio turnover rate	85		47		68	93	100
a Based on average shares outstanding during the period. b Total return does not reflect the effect of sales charges. c Total return would have been lower had certain expenses not been reduced.

Class R6	Period Ended 9/30/14a
Selected Per Share Data
Net asset value, beginning of period	$9.14
Income (loss) from investment operations: Net investment incomeb	.02
Net realized and unrealized gain (loss)	(.02)
Total from investment operations	.00	***
Less distributions from: Net investment income	(.02)
Net asset value, end of period	$9.12
Total Return (%)	.01	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses	.52	*
Ratio of net investment income (%)	2.45	*
Portfolio turnover rate	85	c
a For the period from August 25, 2014 (commencement of operations) to September 30, 2014.
b Based on average shares outstanding during the period.
c Represents the Fund's portfolio turnover rate for the year ended September 30, 2014.
* Annualized
** Not annualized
*** Amount is less than $.005.

	Years Ended September 30,
Class S	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.20	$9.34	$9.19	$9.57	$9.43
Income (loss) from investment operations: Net investment incomea	.21	.23	.25	.31	.32
Net realized and unrealized gain (loss)	(.04)	(.10)	.19	(.33)	.18
Total from investment operations	.17	.13	.44	(.02)	.50
Less distributions from: Net investment income	(.25)	(.25)	(.26)	(.31)	(.36)
Return of capital	—	(.02)	(.03)	(.05)	—
Total distributions	(.25)	(.27)	(.29)	(.36)	(.36)
Net asset value, end of period	$9.12	$9.20	$9.34	$9.19	$9.57
Total Return (%)b	1.82	1.42	4.92	(.31)	5.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,045	899	889	1,241	1,203
Ratio of expenses before expense reductions	.68	.69	.70	.68	.71
Ratio of expenses after expense reductions	.59	.60	.63	.63	.63
Ratio of net investment income (%)	2.31	2.44	2.70	3.22	3.36
Portfolio turnover rate	85	47	68	93	100
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Institutional Class	2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.18		$9.32		$9.18	$9.56	$9.42
Income (loss) from investment operations: Net investment incomea	.21		.23		.25	.32	.33
Net realized and unrealized gain (loss)	(.04)		(.10)		.19	(.33)	.18
Total from investment operations	.17		.13		.44	(.01)	.51
Less distributions from: Net investment income	(.25)		(.25)		(.27)	(.32)	(.37)
Return of capital	—		(.02)		(.03)	(.05)	—
Total distributions	(.25)		(.27)		(.30)	(.37)	(.37)
Net asset value, end of period	$9.10		$9.18		$9.32	$9.18	$9.56
Total Return (%)	1.82	b	1.45	b	4.91	(.18)	5.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52		89		42	64	40
Ratio of expenses before expense reductions	.60		.60		.59	.52	.50
Ratio of expenses after expense reductions	.59		.60		.59	.52	.50
Ratio of net investment income (%)	2.28		2.45		2.74	3.33	3.48
Portfolio turnover rate	85		47		68	93	100
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Short Duration Fund (formerly DWS Short Duration Fund) (the "Fund") is a diversified series of Deutsche Income Trust (formerly DWS Income Trust) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Class R6 shares commenced operations on August 25, 2014. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2014, the Fund had a net tax basis capital loss carryforward of approximately $133,139,000, including $106,455,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2015 ($15,741,000), September 30, 2016 ($2,969,000), September 30, 2017 ($17,011,000), September 30, 2018 ($63,372,000) and September 30, 2019 ($7,362,000), the respective expiration dates, whichever occurs first; and approximately $26,684,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($20,597,000) and long-term losses ($6,087,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$1,879,570
Capital loss carryforwards	$(133,139,000)
Net unrealized appreciation (depreciation) on investments	$(2,928,707)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2014	2013
Distributions from ordinary income*	$45,357,460	$45,097,607
Return of capital distributions	$—	$2,992,744

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended September 30, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of September 30, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2014, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $320,000,000 and $932,000,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended September 30, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of September 30, 2014. For the year ended September 30, 2014, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $12,000,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2014, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to $198,239,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $331,504,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $4,670,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $2,930,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contacts (a)	$160,439	$—	$—	$160,439
Interest Rate Contracts (b)	—	4,735,432	157,687	4,893,119
	$160,439	$4,735,432	$157,687	$5,053,558
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Unrealized appreciation on forward foreign currency exchange contracts
(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liabilities Derivatives	Forward Contracts	Swap Contracts	Total
Foreign Exchange Contacts (a)	$(150,592)	$—	$(150,592)
Interest Rate Contracts (b)	—	(574,380)	(574,380)
	$(150,592)	$(574,380)	$(724,972)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Unrealized depreciation on forward foreign currency exchange contracts
(b) Includes cumulative depreciation of centrally cleared swap contracts as disclosed in the investment portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$8,032	$—	$—	$8,032
Interest Rate Contracts (b)	—	4,183,377	(4,147,557)	35,820
Credit Contracts (b)	—	191,373	—	191,373
	$8,032	$4,374,750	$(4,147,557)	$235,225
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Net realized gain (loss) from swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$9,847	$—	$—	$9,847
Interest Rate Contracts (b)	—	(4,652,081)	101,437	(4,550,644)
Credit Contracts (b)	—	(779,412)	—	(779,412)
	$9,847	$(5,431,493)	$101,437	$(5,320,209)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) of foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

As of September 30, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
UBS AG	$160,439	$—	$—	$160,439
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase Securities, Inc.	$1,920	$—	$—	$1,920
Societe Generale	148,672	—	—	148,672
	$150,592	$—	$—	$150,592

C. Purchases and Sales of Securities

During the year ended September 30, 2014, purchases and sales of investment securities (excluding short-term instruments and U.S. Treasury obligations) aggregated $1,191,535,206 and $1,123,336,885, respectively. Purchases and sales of U.S. Treasury obligations aggregated $313,940,765 and $369,280,984, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%

Accordingly, for the year ended September 30, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate (exclusive of any applicable waivers/reimbursements) of 0.36% of the Fund's average daily net assets.

For the period from October 1, 2013 through September 30, 2014 and for the period from August 25, 2014 (commencement of operations) through September 30, 2014 for Class R6 shares, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.84%
Class B	1.59%
Class C	1.59%
Class R6	.59%
Class S	.59%
Institutional Class	.59%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.80%
Class B	1.55%
Class C	1.55%
Class R6	.55%
Class S	.55%
Institutional Class	.55%

For the year ended September 30, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$127,693
Class B	539
Class C	70,093
Class S	915,798
Institutional Class	4,009
$1,118,132

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2014, the Administration Fee was $1,827,107, of which $145,226 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended September 30, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at September 30, 2014
Class A	$96,970	$21,994
Class B	712	160
Class C	26,981	4,553
Class S	390,984	86,310
Institutional Class	1,965	433
	$517,612	$113,450

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2014
Class B	$2,235	$117
Class C	1,665,472	128,492
	$1,667,707	$128,609

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2014	Annual Rate
Class A	$1,276,628	$200,033	.24%
Class B	644	102	.22%
Class C	553,404	87,251	.25%
	$1,830,676	$287,386

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2014 aggregated $24,082.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2014, the CDSC for Class B and C shares aggregated $430 and $22,638, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2014, DDI received $86,529 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $22,331, of which $10,865 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended September 30, 2014, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $12,479.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2014.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	16,182,494	$148,365,953	19,444,580	$179,786,489
Class B	11,629	107,010	6,049	55,923
Class C	3,315,213	30,369,747	3,781,773	34,914,742
Class R6*	1,094	10,000	—	—
Class S	61,223,146	562,920,487	32,664,191	302,969,607
Institutional Class	3,267,848	30,006,416	7,850,063	72,346,208
		$771,779,613		$590,072,969
Shares issued to shareholders in reinvestment of distributions
Class A	1,283,046	$11,747,751	1,574,114	$14,564,095
Class B	459	4,215	802	7,444
Class C	352,596	3,225,617	460,386	4,256,539
Class R6*	2.52	23	—	—
Class S	2,312,503	21,225,912	2,091,509	19,395,388
Institutional Class	145,317	1,331,509	135,723	1,255,343
		$37,535,027		$39,478,809
Shares redeemed
Class A	(28,809,652)	$(264,043,005)	(30,474,548)	$(282,308,403)
Class B	(29,273)	(268,851)	(31,983)	(296,894)
Class C	(7,297,090)	(66,825,258)	(8,938,916)	(82,746,751)
Class S	(46,699,665)	(429,262,191)	(32,200,981)	(298,721,716)
Institutional Class	(7,382,881)	(67,925,268)	(2,782,471)	(25,781,730)
		$(828,324,573)		$(689,855,494)
Net increase (decrease)
Class A	(11,344,112)	$(103,929,301)	(9,455,854)	$(87,957,819)
Class B	(17,185)	(157,626)	(25,132)	(233,527)
Class C	(3,629,281)	(33,229,894)	(4,696,757)	(43,575,470)
Class R6*	1,097	10,023	—	—
Class S	16,835,984	154,884,208	2,554,719	23,643,279
Institutional Class	(3,969,716)	(36,587,343)	5,203,315	47,819,821
		$(19,009,933)		$(60,303,716)

* For the period from August 25, 2014 (commencement of operations of Class R6) to September 30, 2014.

G. Transactions with Affiliates

A summary of the Fund's transactions with affiliated Deutsche Funds during the year ended September 30, 2014 is as follows:
Affiliate	Value ($) at 9/30/2013	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 9/30/2014
Deutsche Variable NAV Money Fund	5,504,043	10,010,106	15,514,149	—	9,066	—
Central Cash Management Fund	50,965,826	968,673,620	978,165,529	—	28,372	41,473,917
Total	56,469,869	978,683,726	993,679,678	—	37,438	41,473,917

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and the Shareholders of Deutsche Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Short Duration Fund (formerly DWS Short Duration Fund) (the "Fund") at September 30, 2014, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian, transfer agent, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, Class B, Class C, Class S and Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2014 to September 30, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R6*	Class S	Institutional Class
Beginning Account Value 4/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/14	$1,005.60	$1,001.80	$1,001.80	$1,000.11	$1,006.90	$1,006.90
Expenses Paid per $1,000**	$4.22	$7.98	$7.98	$.53	$2.97	$3.02
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R6**	Class S	Institutional Class
Beginning Account Value 4/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/14	$1,020.86	$1,017.10	$1,017.10	$1,022.46	$1,022.11	$1,022.06
Expenses Paid per $1,000**	$4.26	$8.04	$8.04	$2.64	$2.99	$3.04

* For the period from August 25, 2014 (commencement of operations of Class R6) to September 30, 2014.

** Expenses (hypothetical expenses if Class R6 had been in existence from April 1, 2014) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Deutsche Short Duration Fund	.84%	1.59%	1.59%	.52%	.59%	.60%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 5% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Short Duration Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 1st quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	PPIAX	PPLBX	PPLCX	DBPIX	PPILX
CUSIP Number	25155T 627	25155T 619	25155T 593	25155T 585	25155T 577
Fund Number	418	618	718	822	1422

For shareholders of Class R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
deutschefunds.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	PPLZX
CUSIP Number	25155T 452
Fund Number	1634

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DSDF-2
(R-024423-4 11/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE SHORT DURATION FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$84,806	$0	$0	$0
2013	$81,036	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$63,439	$0	$63,439
2013	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Short Duration Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 28, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 28, 2014